--------------------------------------------------------------------------------
    CUSIP No. 61980K101                                             Page 8 of 11
--------------------------------------------------------------------------------

                                  EXHIBIT 99.1

                          BankAmerica Corporation and
             Bank of America National Trust and Savings Association
                 Directors and Executive Officers' Information

         The following table sets forth the names, addresses and principal occupations of the executive officers and directors of BankAmerica Corporation and Bank of America National Trust and Savings Association (directors are indicated by asterisk). Each such person is a citizen of the United States.


*Joseph F. Alibrandi   1955 North Surveyor Ave.  Chairman of the Board and CEO
                       Simi Valley, CA 93063     Whittaker Corporation
                                                 Simi Valley, CA
                                                 (principal business:
                                                 aerospace manufacturing)

*Peter B. Bedford      270 Lafayette Circle      Chairman of the Board and
                       Lafayette, CA 94549       Chief Executive Officer
                                                 Bedford Property Investors, Inc
                                                 Lafayette, CA
                                                 (principal business: real
                                                 estate investment trust)

Kathleen J. Burke      555 California Street     Vice Chairman and Personnel
                       40th Floor                Relations Officer
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 and Vice Chairman, BankAmerica
                                                 Corporation
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance)

*Richard A. Clarke     123 Mission Street,       Retired Chairman of the Board
                       Room H17F                 and Chief Executive Officer
                       San Francisco, CA 94106   Pacific Gas & Electric Company
                                                 San Francisco, CA
                                                 (principal business: gas and
                                                 electric utility)

*David A. Coulter      555 California Street     Chairman of the Board,
                       40th Floor                President and Chief Executive
                       San Francisco, CA 94104   Officer
                                                 BankAmerica Corporation and
                                                 Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance)

*Timm F. Crull         c/o Hallmark Cards, Inc.  Retired Chairman
                       1024 E. Balboa Blvd.      Nestle USA, Inc.
                       Newport Beach, CA 92661   Glendale, CA
                                                 (principal business: food and
                                                 related products processing)

*Kathleen Feldstein    147 Clifton Street        President
                       Belmont, MA 02178         Economics Studies, Inc.
                                                 Belmont, MA
                                                 (principal business: economics
                                                 consulting)

*Donald E. Guinn       Pacific Telesis Center    Chairman Emeritus
                       130 Kearny St., Room 3704 Pacific Telesis Group
                       San Francisco, CA 94108   San Francisco, CA
                                                 (principal business:
                                                 telecommunications)

*Frank L. Hope         2726 Shelter Island Dr.   Consulting Architect
                       Suite 250                 San Diego, CA
                       San Diego, CA 92106       (principal business:
                                                 architecture)

--------------------------------------------------------------------------------
    CUSIP No. 61980K101                                             Page 9 of 11
--------------------------------------------------------------------------------

H. Eugene Lockhart     555 California Street     President, Global Retail Bank
                       40th Floor                BankAmerica Corporation and
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance

*Walter E. Massey      Office of the President   President
                       830 Westview Drive., S.W. Morehouse College
                       Atlanta, GA 30314         Atlanta, GA
                                                 (principal business: education)

Jack L. Meyers         555 California Street     Vice Chairman
                       40th Floor                BankAmerica Corporation and
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance

Michael J. Murray      555 California Street     President,Global Wholesale Bank
                       40th Floor                BankAmerica Corporation and
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance

Michael E. O'Neill     555 California Street     Vice Chairman, Cashier and
                       40th Floor                Chief Financial Officer
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 and Vice Chairman and Chief
                                                 Financial Officer
                                                 BankAmerica Corporation
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance

*John M. Richman       227 West Monroe Street    Of Counsel to the law firm of
                       Suite 4825                Wachtell, Lipton, Rosen & Katz
                       Chicago, IL 60606         Chicago, IL
                                                 (principal business: law)

Sanford R. Robertson   555 California Street     Managing Director
                       26th Floor                BancAmerica Robertson Stephens
                       San Francisco, CA 94104   San Francisco, CA
                                                 (principal business: investment
                                                 banking)

*Richard M. Rosenberg  555 California Street     Retired Chairman and Chief
                       5th Floor                 Executive Officer
                       San Francisco, CA 94104   BankAmerica Corporation and
                                                 Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance)

*A Michael Spence      Memorial Way, Room 140    Dean of Graduate School of
                       Stanford, CA 94305        Business
                                                 Stanford University
                                                 Stanford, CA
                                                 (principal business: education)

Martin A. Stein        555 California Street     Vice Chairman
                       40th Floor                BankAmerica Corporation and
                       San Francisco, CA 94104   Bank of America NT&SA
                                                 San Francisco, CA
                                                 (principal business: banking
                                                 and finance)

*Solomon D. Trujillo   1801 California Street    President and Chief Executive
                       52nd Floor                Officer
                       Denver, CO 80202          US West Communications Group
                                                 Denver, CO
                                                 (principal business:
                                                 communication)